Exhibit 99.1

CorEnergy Releases Fourth Quarter and Fiscal 2015 Results

KANSAS CITY, Mo. -- CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) (“CorEnergy” or the “Company”) today announced financial results for the fourth quarter and fiscal year ended December 31, 2015.

Recent Highlights and Subsequent Events

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) in the fourth quarter

o	In 2015, paid $2.75 per share of common stock dividends

•	Delivered Adjusted Funds from Operations (AFFO)[1] of $3.77 per share in 2015

•	Completed $10 million Portland Terminal construction project

•	Extended the Pinedale Credit Facility through March 30, 2016

•	Announced authorization to repurchase $10 million of common shares

•	Entered into new 10-year agreement with DOD for Omega Pipeline

•	Foreclosed on the Black Bison Financing Notes and took a further noncash charge to carrying value

“In 2015, CorEnergy completed the $257 million acquisition of the Grand Isle Gathering System. We also strengthened our financial position by issuing preferred and common equity and convertible notes, as well as by upsizing our revolver,” said Dave Schulte, Chief Executive Officer of CorEnergy. “We continue to demonstrate the resiliency of our revenue model based upon owning assets which are critical to the operations of our tenants.”

2015 Annual Performance Summary

Results for fiscal year 2015 included Total Revenue of $71.3 million and Contribution Margin2 of $64.9 million. CorEnergy believes Contribution Margin is a better reflection of our operating performance, because it eliminates the impact of commodity purchases and sales, as well as direct operating expenses of certain assets.  Contribution Margin for 2015 reflects the contribution of the Grand Isle Gathering System for only six months of the year.

AFFO for 2015 was $40.3 million, or $3.77 per share (basic) and $3.56 (diluted). Management uses AFFO as a measure of long-term sustainable operational performance.  AFFO in excess of dividends is used for debt repayment and reinvestments necessary to sustain our dividend over the long term. For completeness, we present other measures of income in the table below:

	Fiscal Year Ended December 31, 2015
		Per Share
	Total	(Basic)	(Diluted)
Net Income (Attributable to Common Stockholders)[1]	$8,471,083	$0.79	$0.79
NAREIT Funds from Operation (NAREIT FFO)[1]	$25,176,275	$2.36	$2.35
Funds From Operation (FFO)[1]	$25,793,873	$2.41	$2.40
Adjusted Funds From Operations (AFFO)[1]	$40,306,355	$3.77	$3.56

1,2 NAREIT FFO, FFO, and AFFO are non-GAAP measures presented in accordance with the guidelines for calculation and reporting issued by the National Association of Real Estate Investment Trusts. A reconciliation of NAREIT FFO, FFO and AFFO, as presented, to Net income attributable to CorEnergy stockholders and Contribution Margin, also a non-GAAP term, is included in the additional financial information attached to this press release.

Portfolio Update

Grand Isle Gathering System: On February 16, 2016, Energy XXI Ltd. (“EXXI”) elected not to make an interest payment that was due on its 8.25% Senior Notes due 2018 or any other debt instruments, beginning a 30-day grace period for payment. EXXI also stated that it expected operations to continue as normal while discussions with its lenders are ongoing. On March 4, 2016, EXXI announced that two subsidiaries of EXXI obtained waivers from creditors on certain clauses of their First Lien Credit Agreement.

Pinedale LGS: The 2015 annual adjustments for changes in the Consumer Price Index increased the base rent paid by the tenant, UPL, by 1.68%. On January 1, 2016 the base rent increased by 0.19% to approximately $20.7 million annually.

On March 2, 2016, UPL announced it had entered into an agreement with certain unsecured lenders to defer payment of interest and principal until, at the latest, April 30, 2016, thereby avoiding a default under the affected indebtedness during the deferral period.

MoGas Pipeline: On November 30, 2015, MoGas filed an application with FERC to approve the terms of a proposed lease of the assets to an affiliate. MoGas continues to generate most of its revenue from firm natural gas transportation services on firm contracted capacity with large utility companies located in Missouri and Illinois.

Portland Terminal Facility: During the fourth quarter of 2015, CorEnergy completed the $10 million in planned capital improvements, resulting in a total increase in base rent of approximately $96,000 per month. As of December 31, 2015, annual base rent is approximately $6.2 million.

Salt Water Disposal Financing Notes: CorEnergy’s financing revenue did not reflect any interest payments from the Black Bison Loan for the third or fourth quarters of 2015. CorEnergy recorded a non-cash provision for loan loss on the Black Bison Loan in the fourth quarter. The net investment, as of December 31, 2015, was approximately $2.0 million. Effective February 29, 2016, the Company foreclosed on 100% of the equity of the borrower of the Black Bison financing notes. In addition, SWD Enterprises recently advised CorEnergy that it has experienced a covenant default. The Company is in discussions to resolve the covenant default on approximately $4.9 million of financing notes.

Omega Pipeline: Omega entered into a new agreement with the Department of Defense (DoD) for an additional 10-year term on January 28, 2016. The pipeline will continue to provide natural gas and gas distribution services to Fort Leonard Wood in Missouri.

Dividend Update

Common Stock

A fourth quarter common stock cash dividend of $0.75 ($3.00, annualized) was declared on January 26, 2016, payable on February 29, 2016. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November.

Preferred Stock

For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the fourth quarter, payable on February 29, 2016. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of August, November, February and May.

Outlook

CorEnergy expects its energy infrastructure portfolio – the GIGS, Pinedale LGS, MoGas Pipeline, Portland Terminal Facility and Omega Pipeline – to continue to produce stable, recurring revenues. The Company believes these cash flows will support sustainable quarterly dividend payments of $0.75 ($3.00 per share annualized) through the end of 2016. Although CorEnergy has historically targeted dividend growth of 1-3% annually from existing contracts through inflation escalations and participating rents, the company is not expecting significant inflation-based or participating rents in 2016.

Historical dividend growth for the last three years since becoming a REIT has averaged approximately 7%, due to acquisitions.  The Company is evaluating a broad set of infrastructure opportunities in the range of $50 to $250 million per project. CorEnergy intends to finance these acquisitions through the use of capacity on its revolver, partnerships with co-investors, portfolio level debt and, if beneficial to existing stockholders, prudent preferred or common equity issuances. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.

Fourth Quarter 2015 Earnings Conference Call

CorEnergy will host a conference call on Tuesday, March 15, 2016, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at www.corenergy.corridortrust.com.

A replay of the call will be available until 11:59 p.m. Central Time April 15, 2016 by dialing 877-660-6853 (for international, 1-201-612-7415). The Conference ID is 13631842.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential midstream and downstream energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.corridortrust.com.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Consolidated Balance Sheets

	December 31, 2015	December 31, 2014
Assets
Leased property, net of accumulated depreciation of $33,869,263 and $19,417,025	$509,226,215	$260,280,029
Leased property held for sale, net of accumulated depreciation of $0 and $5,878,933	—	8,247,916
Property and equipment, net of accumulated depreciation of $5,948,988 and $2,623,020	119,629,978	122,820,122
Financing notes and related accrued interest receivable, net of reserve of $13,784,137 and $0	7,675,626	20,687,962
Other equity securities, at fair value	8,393,683	9,572,181
Cash and cash equivalents	14,618,740	7,578,164
Accounts and other receivables	10,431,240	7,793,515
Intangibles and deferred costs, net of accumulated amortization of $2,774,706 and $2,271,080	4,697,672	4,384,975
Prepaid expenses and other assets	491,024	732,110
Deferred tax asset	1,606,976	—
Goodwill	1,718,868	1,718,868
Total Assets	$678,490,022	$443,815,842
Liabilities and Equity
Current maturities of long-term debt	$66,132,000	$3,528,000
Long-term debt	151,243,153	63,532,000
Asset retirement obligation	12,839,042	—
Accounts payable and other accrued liabilities	2,317,774	3,935,307
Management fees payable	1,763,747	1,164,399
Deferred tax liability	—	1,262,587
Line of credit	—	32,141,277
Unearned revenue	—	711,230
Total Liabilities	$234,295,716	$106,274,800
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 and 0 issued and outstanding as of December 31, 2015, and December 31, 2014	$56,250,000	—
Capital stock, non-convertible, $0.001 par value; 11,939,697 and 9,321,010 shares issued and outstanding at December 31, 2015, and December 31, 2014 (100,000,000 shares authorized)	11,940	9,321
Additional paid-in capital	361,581,507	309,987,724
Accumulated other comprehensive income	190,797	453,302
Total CorEnergy Equity	418,034,244	310,450,347
Non-controlling Interest	26,160,062	27,090,695
Total Equity	444,194,306	337,541,042
Total Liabilities and Equity	$678,490,022	$443,815,842

Consolidated Statements of Income and Comprehensive Income

	For the Years Ended December 31,
	2015	2014	2013
Revenue
Lease revenue	$48,086,072	$28,223,765	$22,552,976
Sales revenue	7,160,044	9,708,902	8,733,044
Financing revenue	1,697,550	1,077,813	—
Transportation revenue	14,345,269	1,298,093	—
Total Revenue	71,288,935	40,308,573	31,286,020
Expenses
Cost of sales (excluding depreciation expense)	2,819,212	7,291,968	6,734,665
Depreciation, amortization and ARO accretion expense	18,766,551	13,195,255	11,491,285
Provision for loan losses	13,784,137	—	—
Transportation, maintenance and general and administrative	3,859,785	458,872	—
Operating expenses	749,940	840,910	924,571
General and administrative	9,745,704	7,872,753	5,879,864
Total Expenses	49,725,329	29,659,758	25,030,385
Operating Income	$21,563,606	$10,648,815	$6,255,635
Other Income (Expense)
Net distributions and dividend income	$1,270,755	$1,836,783	$584,814
Net realized and unrealized loss on trading securities	—	—	(251,213)
Net realized and unrealized gain (loss) on other equity securities	(1,063,613)	(466,026)	5,617,766
Interest expense	(9,781,184)	(3,675,122)	(3,288,378)
Total Other Income (Expense)	(9,574,042)	(2,304,365)	2,662,989
Income before income taxes	11,989,564	8,344,450	8,918,624
Taxes
Current tax expense	922,010	3,843,937	13,474
Deferred tax expense (benefit)	(2,869,563)	(4,069,500)	2,936,044
Income tax expense (benefit), net	(1,947,553)	(225,563)	2,949,518
Net Income	13,937,117	8,570,013	5,969,106
Less: Net Income attributable to non-controlling interest	1,617,206	1,556,157	1,466,767
Net Income attributable to CorEnergy Stockholders	$12,319,911	$7,013,856	$4,502,339
Preferred dividend requirements	3,848,828	—	—
Net Income attributable to Common Stockholders	$8,471,083	$7,013,856	$4,502,339

Net Income	$13,937,117	$8,570,013	$5,969,106
Other comprehensive income (loss):
Changes in fair value of qualifying hedges attributable to CorEnergy stockholders	(262,505)	(324,101)	777,403
Changes in fair value of qualifying hedges attributable to non-controlling interest	(61,375)	(75,780)	181,762
Net Change in Other Comprehensive Income (Loss)	$(323,880)	$(399,881)	$959,165
Total Comprehensive Income	13,613,237	8,170,132	6,928,271
Less: Comprehensive income attributable to non-controlling interest	1,555,831	1,480,377	1,648,529
Comprehensive Income attributable to CorEnergy Stockholders	$12,057,406	$6,689,755	$5,279,742
Earnings Per Common Share:
Basic	$0.79	$1.06	$0.93
Diluted	$0.79	$1.06	$0.93
Weighted Average Shares of Common Stock Outstanding:
Basic	10,685,892	6,605,715	4,829,879
Diluted	10,685,892	6,605,715	4,829,879
Dividends declared per share	$2.750	$2.570	$1.875

Consolidated Statements of Equity

	Capital Stock		Preferred Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-Controlling Interest	Total
	Shares	Amount	Amount	Warrants
Balance at December 31, 2012	4,828,133	$4,828	$—	$1,370,700	$175,275,988	$—	$4,209,023	$29,981,653	$210,842,192
Net Income	—	—	—	—	—	—	4,502,339	1,466,767	5,969,106
Net change in cash flow hedges	—	—	—	—	—	777,403	—	181,762	959,165
Total comprehensive income	—	—	—	—	—	777,403	4,502,339	1,648,529	6,928,271
Common stock dividends	—	—	—	—	(1,923,760)	—	(7,131,300)	—	(9,055,060)
Distributions to Non-controlling interest	—	—	—	—	—	—	—	(3,282,152)	(3,282,152)
Reinvestment of dividends paid to stockholders	3,099	3	—	—	108,116	—	—	—	108,119
Balance at December 31, 2013	4,831,232	4,831	—	1,370,700	173,460,344	777,403	1,580,062	28,348,030	205,541,370
Net income	—	—	—	—	—	—	7,013,856	1,556,157	8,570,013
Net change in cash flow hedges	—	—	—	—	—	(324,101)	—	(75,780)	(399,881)
Total comprehensive income	—	—	—	—	—	(324,101)	7,013,856	1,480,377	8,170,132
Net offering proceeds from issuance of common stock	4,485,000	4,485	—	—	141,720,743	—	—	—	141,725,228
Common stock dividends	—	—	—	—	(6,734,166)	—	(8,593,918)	—	(15,328,084)
Common stock issued under director's compensation plan	805	1	—	—	29,999	—	—	—	30,000
Distributions to Non-controlling interest	—	—	—	—	—	—	—	(2,737,712)	(2,737,712)
Reinvestment of dividends paid to common stockholders	3,973	4	—	—	140,104	—	—	—	140,108
Warrant expiration	—	—	—	(1,370,700)	1,370,700	—	—	—	—
Balance at December 31, 2014	9,321,010	9,321	—	—	309,987,724	453,302	—	27,090,695	337,541,042
Net income	—	—	—	—	—	—	12,319,911	1,617,206	13,937,117
Net change in cash flow hedges	—	—	—	—	—	(262,505)	—	(61,375)	(323,880)
Total comprehensive income	—	—	—	—	—	(262,505)	12,319,911	1,555,831	13,613,237
Issuance of Series A cumulative redeemable preferred stock, 7.375% - redemption value	—	—	56,250,000	—	(2,039,524)	—	—	—	54,210,476
Net offering proceeds from issuance of common stock	2,587,500	2,587	—	—	73,254,777	—	—	—	73,257,364
Series A preferred stock dividends	—	—	—	—	—	—	(3,503,125)	—	(3,503,125)
Common stock dividends	—	—	—	—	(20,529,353)	—	(8,816,786)	—	(29,346,139)
Common stock issued under director's compensation plan	2,677	3	—	—	89,997	—	—	—	90,000
Distributions to Non-controlling interest	—	—	—	—	—	—	—	(2,486,464)	(2,486,464)
Reinvestment of dividends paid to common stockholders	28,510	29	—	—	817,886	—	—	—	817,915
Balance at December 31, 2015	11,939,697	$11,940	$56,250,000	$—	$361,581,507	$190,797	$—	$26,160,062	$444,194,306

Consolidated Statements of Cash Flows

	For the Years Ended December 31,
	2015	2014	2013
Operating Activities
Net Income	$13,937,117	$8,570,013	$5,969,106
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(2,869,563)	(4,069,500)	2,936,044
Depreciation, amortization and ARO accretion	20,662,297	14,289,017	12,339,704
Provision for loan loss	13,784,137	—	—
Net distributions and dividend income, including recharacterization of income	(371,323)	960,384	(567,276)
Net realized and unrealized loss on trading securities	—	—	251,213
Net realized and unrealized (gain) loss on other equity securities	1,063,613	(1,357,496)	(5,617,766)
Unrealized gain on derivative contract	(70,333)	(70,720)	(11,095)
Common stock issued under directors compensation plan	90,000	30,000	—
Changes in assets and liabilities:
Increase in accounts and other receivables	(2,273,092)	(966,667)	(1,856,528)
Increase in financing note accrued interest receivable	(355,208)	—	—
(Increase) decrease in prepaid expenses and other assets	(37,462)	96,743	272,194
Increase in management fee payable	599,348	468,961	555,892
Increase (decrease) in accounts payable and other accrued liabilities	(847,683)	(2,276,773)	260,538
Increase (decrease) in current income tax liability	—	583,361	(4,690,329)
Increase (decrease) in unearned revenue	(711,230)	711,230	(2,133,685)
Net cash provided by operating activities	$42,600,618	$16,968,553	$7,708,012
Investing Activities
Proceeds from sale of long-term investment of trading and other equity securities	—	10,806,879	5,580,985
Proceeds from sale of leased property held for sale	7,678,246	—	—
Deferred lease costs	(336,141)	—	(74,037)
Acquisition expenditures	(251,513,344)	(168,204,309)	(1,834,036)
Purchases of property and equipment, net	(138,918)	(11,970)	(40,670)
Proceeds from sale of property and equipment	—	948	5,201
Increase in financing notes receivable	(524,037)	(20,648,714)	—
Principal payment on financing note receivable	100,000	—	—
Return of capital on distributions received	121,578	981,373	1,772,776
Net cash (used) provided by investing activities	$(244,612,616)	$(177,075,793)	$5,410,219
Financing Activities
Payments on lease obligation	—	—	(20,698)
Debt financing costs	(1,617,991)	(3,269,429)	(144,798)
Net offering proceeds on Series A preferred stock	54,210,476	—	—
Net offering proceeds on common stock	73,184,679	141,797,913	(523,094)
Net offering proceeds on convertible debt	111,262,500	—	—
Dividends paid on Series A preferred stock	(3,503,125)	—	—
Dividends paid on common stock	(28,528,224)	(15,187,976)	(8,946,941)
Distributions to non-controlling interest	(2,486,464)	(2,737,712)	(3,282,152)
Advances on revolving line of credit	45,392,332	34,676,948	221,332
Payments on revolving line of credit	(77,533,609)	(2,617,606)	(139,397)
Proceeds from term debt	45,000,000	—	—
Principal payments on term debt	(1,800,000)	—	—
Principal payments on credit facility	(4,528,000)	(2,940,000)	—
Net cash (used) provided by financing activities	$209,052,574	$149,722,138	$(12,835,748)
Net Change in Cash and Cash Equivalents	$7,040,576	$(10,385,102)	$282,483
Cash and Cash Equivalents at beginning of period	7,578,164	17,963,266	17,680,783
Cash and Cash Equivalents at end of period	$14,618,740	$7,578,164	$17,963,266

Supplemental Disclosure of Cash Flow Information
Interest paid	$7,873,333	$2,762,903	$2,651,355
Income taxes paid (net of refunds)	$747,406	$3,260,576	$4,637,068

Non-Cash Investing Activities
Change in accounts payable and accrued expenses related to intangibles and deferred costs	$—	$—	$(68,417)
Change in accounts payable and accrued expenses related to acquisition expenditures	$(614,880)	$270,615	$(1,545,163)
Change in accounts payable and accrued expenses related to issuance of financing and other notes receivable	$(39,248)	$39,248	$—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to the issuance of common equity	$(72,685)	$72,685	$(523,094)
Change in accounts payable and accrued expenses related to debt financing costs	$(43,039)	$(176,961)	$116,383
Reinvestment of distributions by common stockholders in additional common shares	$817,915	$140,108	$108,119

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Years Ended December 31,
	2015	2014	2013
Net Income attributable to CorEnergy Stockholders	$12,319,911	$7,013,856	$4,502,339
Less:
Preferred Dividend Requirements	3,848,828	—	—
Net Income attributable to Common Stockholders	8,471,083	7,013,856	4,502,339
Add:
Depreciation	18,351,011	13,133,886	11,429,980
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	1,645,819	1,645,820	1,645,601
NAREIT funds from operations (NAREIT FFO)	25,176,275	18,501,922	14,286,718
Add:
Distributions received from investment securities	1,021,010	1,941,757	1,789,893
Income tax expense (benefit) from investment securities	(196,270)	656,498	2,659,928
Less:
Net distributions and dividend income	1,270,755	1,823,522	567,276
Net realized and unrealized gain (loss) on trading securities	—	—	(251,213)
Net realized and unrealized gain (loss) on other equity securities	(1,063,613)	(466,026)	5,617,766
Funds from operations adjusted for securities investments (FFO)	25,793,873	19,742,681	12,802,710
Add:
Provision for loan losses, net of tax	12,526,701	—	—
Transaction costs	870,128	929,188	806,083
Amortization of debt issuance costs	1,822,760	801,825	556,300
Amortization of deferred lease costs	76,498	61,369	61,305
Accretion of asset retirement obligation	339,042	—	—
Income tax expense (benefit)	(493,847)	(882,061)	289,590
Amortization of above market leases	72,987	291,937	291,940
Unrealized (gain) loss associated with derivative instruments	(70,333)	(70,720)	40,290
Nonrecurring personnel costs	—	—	113,232
Less:
EIP Lease Adjustment	542,809	2,171,236	2,171,236
Non-Controlling Interest attributable to AFFO reconciling items	88,645	92,785	121,436
Adjusted funds from operations (AFFO)	$40,306,355	$18,610,198	$12,668,778

Weighted Average Shares of Common Stock Outstanding:
Basic	10,685,892	6,605,715	4,829,879
Diluted	12,461,733	6,605,715	4,829,879
NAREIT FFO attributable to Common Stockholders
Basic	$2.36	$2.80	$2.96
Diluted (1)	$2.35	$2.80	$2.96
FFO attributable to Common Stockholders
Basic	$2.41	$2.99	$2.65
Diluted (1)	$2.40	$2.99	$2.65
AFFO attributable to Common Stockholders
Basic	$3.77	$2.82	$2.62
Diluted (1)	$3.56	$2.82	$2.62

Lease Revenue, Security Distributions, Financing Revenue, and Operating Results

	For the Years Ended December 31,
	2015	2014	2013
Lease Revenue, Security Distributions, Financing Revenue, and Operating Results
Leases:
Lease revenue	$48,086,072	$28,223,765	$22,552,976
Other Equity Securities:
Net cash distributions received	1,021,010	1,955,018	1,807,429
Financing:
Financing revenue	1,697,550	1,077,813	—
Operations:
Sales revenue	7,160,044	9,708,902	8,733,044
Transportation revenue	14,345,269	1,298,093	—
Cost of sales	(2,819,212)	(7,291,968)	(6,734,665)
Transportation, maintenance and general and administrative	(3,859,785)	(458,872)	—
Operating expenses (excluding depreciation, amortization and ARO accretion)	(749,940)	(840,910)	(924,571)
Net Operations (excluding depreciation, amortization and ARO accretion)	14,076,376	2,415,245	1,073,808
Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results	$64,881,008	$33,671,841	$25,434,213
Expenses	(9,745,704)	(7,872,753)	(5,879,864)
Non-Controlling Interest attributable to Adjusted EBITDA Items	(3,851,973)	(3,815,585)	(3,734,884)
Adjusted EBITDA	$51,283,331	$21,983,503	$15,819,465

Reconciliation of Adjusted EBITDA to Income Attributable to Common Stockholders

	For the Years Ended December 31,
	2015	2014	2013
Adjusted EBITDA	$51,283,331	$21,983,503	$15,819,465
Other Adjustments:
Net distributions and dividend income not recorded as income	(121,578)	(118,235)	(1,222,615)
Distributions and dividends received in prior period previously deemed a return of capital (recorded as a cost reduction) and reclassified as income in a subsequent period	371,323	—	—
Net realized and unrealized gain on securities	(1,063,613)	(466,026)	5,366,553
Depreciation, amortization & ARO accretion	(18,766,551)	(13,195,255)	(11,491,285)
Interest expense, net	(9,781,184)	(3,675,122)	(3,288,378)
Provision for loan losses	(13,784,137)	—	—
Non-controlling interest attributable to depreciation, amortization, ARO accretion and interest expense	2,234,767	2,259,428	2,268,117
Income tax benefit (expense)	1,947,553	225,563	(2,949,518)
Preferred dividend requirements	(3,848,828)	—	—
Income Attributable to Common Stockholders	$8,471,083	$7,013,856	$4,502,339

1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and noncontrolling interests. Adjustments for noncontrolling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of non-recurring nature, less maintenance, capital expenditures (if any) amortization of debt premium and other adjustments as deemed appropriate by management.

2Contribution Margin is a non-GAAP measure defined as Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results, as reported in the MD&A section of CorEnergy’s Form 10-Q. Management believes that Lease Revenue, Security Distributions, Financing Revenue and Operating Results provides investors with information that will assist them in analyzing the operating performance of our leased assets, financing notes receivable, other equity securities and operating entities. As it pertains to other equity securities, the Company believes that net distributions received are indicative of the operating performance of the assets. Reconciliations of these results to Adjusted EBITDA and to Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

Contacts
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Robertshaw, 877-699-CORR (2677)
info@corridortrust.com